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                                                                EXHIBIT 10.5 (a)


                   AMENDMENT NUMBER ONE TO THE PRINTPACK, INC.
                           DEFERRED COMPENSATION PLAN

         WHEREAS, Printpack, Inc. (the "Company") maintains the Printpack, Inc. Deferred Compensation Plan (the "Plan"), effective November 1, 2000, for the benefit of its eligible employees;

         WHEREAS, the Company now desires to make a ministerial and non-substantive amendment to the Plan; and

         WHEREAS, Section 9.1(b) of the Plan provides that the Printpack, Inc. Deferred Compensation Plan Committee (the "Committee") may amend the Plan to make a ministerial and non-substantive amendment to the Plan at any time;

         NOW, THEREFORE, the Plan shall be amended as follows, effective November 1, 2000:

                                       1.

         Section 3.3(c) of the Plan shall be deleted in its entirety, and a new
Section 3.3(c) shall be added to read as follows:

                  "(C) CONDITIONS. No Deferral Election or revocation thereof shall be valid until accepted by the Committee in the exercise of its sole and absolute discretion. Maximum Salary Deferrals for a Plan Year shall be 25% of Salary. Maximum Bonus Deferrals for a Plan Year shall be 100% of any Bonus. Notwithstanding the foregoing, for the initial Plan Year only, Maximum Salary Deferrals shall be 50% of a Participant's Salary, subject to the Committee's approval."

                                       2.

         Except as amended herein, the Plan shall continue in full force and effect.

         IN WITNESS WHEREOF, the Committee by its duly authorized officer has executed this Amendment.

                                   PRINTPACK, INC. DEFERRED
                                   COMPENSATION PLAN COMMITTEE

                                   By: /s/ NICK STUCKY
                                      -----------------------------------------

                                   Title: Vice President - Human Resources
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                                   Date: December 11, 2000
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                          RESOLUTIONS TO BE ADOPTED BY
              PRINTPACK, INC. DEFERRED COMPENSATION PLAN COMMITTEE

         The undersigned members of the Printpack, Inc. Deferred Compensation Plan Committee (the "Committee") hereby consent to the following actions being taken and the following resolutions being adopted. The members of the Committee have considered and approved each action prescribed in each resolution adopted below:

         WHEREAS, Printpack, Inc. (the "Company") maintains the Printpack, Inc. Deferred Compensation Plan (the "Plan"), effective November 1, 2000, for the benefit of its eligible employees;

         WHEREAS, the Company now desires to make a ministerial and non-substantive amendment to the Plan; and

         WHEREAS, Section 9.1(b) of the Plan provides that the Committee may amend the Plan to make a ministerial and non-substantive amendment to the Plan at any time;

         NOW, THEREFORE, BE IT RESOLVED, that the Committee hereby approves Amendment Number One to the Plan, effective as of the date stated therein, copies of which have been presented to the Committee, and authorizes any officer of the Company or any member of the Committee to execute said Amendment Number One in final form; and

         BE IT FURTHER RESOLVED, that each of the officers and members is hereby further authorized and directed to do or to cause to be done all such other acts and things (including the execution and delivery of such other documents, agreements, instruments, and certificates) as such officer or member may deem necessary or desirable in order to carry out and effectuate fully the purposes of the foregoing resolution.

         IN WITNESS WHEREOF, each of the undersigned has executed this Consent Resolution in his capacity as a member of the Printpack, Inc. Deferred Compensation Plan Committee.


Date: December 11, 2000                       /s/ NICK STUCKY
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Date: December 11, 2000                       /s/ R. MICHAEL HEMBREE
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Date: December 11, 2000                       /s/ DENNIS M. LOVE
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